UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2022

AeroClean Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41096	45-3213164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10455 Riverside Dr. Palm Beach Gardens, FL	33410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 652-5326

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AERC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2022, AeroClean Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single institutional investor (the “Purchaser”). The Purchase Agreement provides for the issuance and sale by the Company in a private placement of (i) an aggregate of 1,500,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“Common Stock”), and (ii) a warrant to purchase up to 1,500,000 shares of Common Stock (the “Warrant” and, together with the Shares, collectively, the “Securities”) for an aggregate offering price of $15,000,000 (the “Private Placement”). The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing and indemnification obligations of the Purchaser and the Company. The closing of the Private Placement occurred on June 29, 2022 (the “Closing Date”).

The Warrant has an exercise price of $11.00 per share. The Warrant will be exercisable with respect to 1,261,650 shares beginning on the earlier of the effective date of a resale registration statement covering the shares of Common Stock underlying the Warrant and September 27, 2022 (the “Initial Exercise Date”). The remainder of the Warrant may be exercised upon receiving the requisite Stockholder Approval (as defined below) for the issuance of the Securities. The Warrant must be exercised on or prior to 5:00 p.m. on the fifth-year anniversary of the Initial Exercise Date (which will be no later than September 27, 2027). The Purchaser has contractually agreed to restrict its ability to exercise the Warrant if the number of shares of the Company’s Common Stock held by the Purchaser and its affiliates after such exercise would exceed 4.99% of the then issued and outstanding shares of the Company’s Common Stock. The Purchaser may increase or decrease this limitation upon notice to the Company, but in no event will any such limitation exceed 9.99%.

In connection with the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchaser. Pursuant to the Registration Rights Agreement, the Company is required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in order to register the Shares and the shares underlying the Warrant for resale promptly following the Closing Date but in no event later than July 11, 2022. The Company is also required to use its best efforts to have such Registration Statement declared effective as promptly as practicable thereafter and in any event no later than 90 days thereafter in the event of a full review by the SEC. The Company will be obligated to pay certain liquidated damages to the Purchaser if the Company fails to file the Registration Statement when required, fails to cause the Registration Statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of the Registration Statement pursuant to the terms of the Registration Rights Agreement.

In connection with the Private Placement and the issuance of the Securities, on June 26, 2022, certain stockholders of the Company holding approximately 65% of the voting power of the Company’s outstanding Common Stock entered into a letter agreement (the “Letter Agreement”). Pursuant to the Letter Agreement, in order to comply with Nasdaq Listing Rule 5635, the stockholders irrevocably and unconditionally committed to (i) attend the Company’s annual meeting of stockholders on July 12, 2022 (the “Annual Meeting”), (ii) cause their shares of Common Stock to be counted as present at the Annual Meeting for purpose of establishing a quorum and (iii) vote or cause their shares to be voted in favor of the Private Placement (the “Stockholder Approval”).

The Purchase Agreement has been included to provide security holders with information regarding its terms but it is not intended to provide any other factual information about the Company or its affiliates. The Purchase Agreement contains representations, warranties and covenants by the Company and the Purchaser. These representations, warranties and covenants were made solely for the benefit of the other party to the Purchase Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Purchase Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Purchase Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (d) were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company.

The descriptions of the Purchase Agreement, the Warrant, the Registration Rights Agreement, and the Letter Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Purchase Agreement, the Warrant, the Registration Rights Agreement, and the Letter Agreement. The form of Warrant is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The forms of Purchase Agreement, Registration Rights Agreement, and Letter Agreement are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The offer and sale of the Securities pursuant to the Purchase Agreement will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Regulation D promulgated thereunder. The information included under Item 1.01 of this Form 8-K is hereby incorporated by reference in this Item 3.02.

 Item 8.01 Other Events.

On June 27, 2022, the Company issued a press release announcing the pricing of the Private Placement, a copy of which is attached hereto as Exhibit 99.1.

On June 29, 2022, the Company issued a press release announcing the closing of the Private Placement, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

4.1	Form of Warrant
10.1†	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Stockholders Letter Agreement
99.1	Press Release, dated June 27, 2022
99.2	Press Release, dated June 29, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

†The schedules and annexes (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(10) of Regulation S-K. The registrant agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the SEC upon request.

Forward-Looking Statements

This Form 8-K includes forward-looking statements relating to our management’s expectations, beliefs and intentions and AeroClean’s prospects. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are based on our management’s current expectations and projections about future events and trends, which are inherently subject to risks, assumptions and uncertainties that could cause actual results to differ materially from those explicitly or implicitly projected, including (without limitation): macroeconomic uncertainties driven by the war between Ukraine and Russia; rising inflation and the COVID-19 pandemic; a failure by our products to perform as expected; our inability to develop adequate distribution, customer service, and technical support networks; our failure to implement our business strategy including completing any potential acquisitions; any delay in or failure to comply with regulations, including the U.S. Food and Drug Administration and other state regulations; our inability to develop and maintain reliable manufacturing, consulting and other vendor relationships important to the commercialization of our products; our inability to protect our intellectual property or our infringement upon the proprietary rights of others; and our inability to efficiently manage research and development spending.

These and other risks and uncertainties that could affect AeroClean’s future results are included under the caption “Risk Factors” in AeroClean’s annual report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on April 1, 2022, as amended, which is available on the SEC’s website at www.sec.gov. Further information regarding potential risks or uncertainties that could affect actual results will be included in other periodic filings AeroClean makes with the SEC.

The forward-looking statements in this Form 8-K reflect management’s expectations as of the date hereof and AeroClean expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Investors should realize that if our underlying assumptions for the forward-looking statements contained herein prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from our expectations and projections.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 30, 2022	AeroClean Technologies, Inc.
(Date)	(Registrant)

/s/ Jason DiBona
Jason DiBona
Chief Executive Officer